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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  November 16, 2001
                                                   ----------------


                            Franklin Receivables LLC
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               (Exact Name of Registrant as Specified in Charter)

          Delaware              333-72180                 94-3301790
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(State of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                      Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                            84101
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, including area code      (801) 238-6700
                                                   ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  Other Events
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         On November 6, 2001, Franklin Receivables LLC filed an amendment to its
Registration Statement on Form S-3 (No. 333-72180). On November 7, 2001 the Form S-3 Registration Statement became effective. Franklin Receivables LLC has now elected to use a different trustee for the trusts created by Franklin
Receivables LLC (the "Franklin Auto Trusts"). As such, Franklin Receivables LLC is hereby filing a Form T-1 on behalf of The Bank of New York. This Form T-1 will permit The Bank of New York to act as indenture trustee and indenture collateral agent for all future Franklin Auto Trusts.

ITEM 7.  Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.    Description
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   25.1         Form T-1 - Eligibility of Trustee


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FRANKLIN RECEIVABLES LLC, by
                           Franklin Capital Corporation as its Managing Member

                           /s/ Harold E. Miller Jr.
                           ------------------------------------------------
                           Name:  Harold E. Miller Jr.
                           Title:  President and CEO

November 20, 2001

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                                INDEX TO EXHIBITS

Exhibit No.        Description
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   25.1            Form T-1 Eligibility of Trustee

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